UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2023

Conformis, Inc.
(Exact Name of Company as Specified in Charter)

Delaware	001-37474	56-2463152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Technology Park Drive
Billerica, MA 01821
(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 345-9001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Common Stock, $0.00001 par value per share	CFMS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on September 5, 2023 of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 22, 2023, by and among Conformis, Inc., a Delaware corporation (the “Company,” “we” or “us”), restor3d, Inc., a Delaware corporation (“restor3d”), and Cona Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of restor3d (“Merger Sub”).

Pursuant to the Merger Agreement, on September 5, 2023, Merger Sub merged with and into the Company (the “Merger”), the separate existence of Merger Sub ceased, and the Company continued as the surviving corporation as a wholly owned subsidiary of restor3d.

Item 1.02.	Termination of a Material Definitive Agreement.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the consummation of the Merger, on September 5, 2023, the Company repaid in full all outstanding indebtedness and terminated all obligations and commitments under its Credit and Security Agreement, dated as of November 22, 2021, by and among the Company, ImaTx, Inc., MidCap Financial Trust, as agent, and certain lender parties thereto (the “Existing Credit Agreement”). Pursuant to the terms of the Existing Credit Agreement, the Company paid a prepayment fee equal to two percent (2.0%) of the principal amount of the outstanding indebtedness owing under the Existing Credit Agreement. In connection with the repayment of the outstanding indebtedness by the Company under the Existing Credit Agreement, any guarantees, liens and other security interests in connection therewith were automatically terminated and/or released, as applicable.

The material terms of the Existing Credit Agreement are more fully described in the Company’s Current Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 2, 2023, which description is incorporated herein by reference. The description of the Existing Credit Agreement incorporated by reference is not complete and is subject to and entirely qualified by reference to the full text of the Existing Credit Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, on September 5, 2023, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of common stock, par value $0.00001 per share, of the Company (“common stock”), other than shares of common stock owned by the Company, restor3d or any of their respective subsidiaries immediately prior to the Effective Time (the “Excluded Shares”) and any shares of common stock as to which the holder is entitled to demand and has properly demanded and perfected appraisal rights under, and has complied in all respects with, Section 262 of the General Corporation Law of the State of Delaware and has not validly withdrawn, waived or otherwise lost such rights (the “Appraisal Shares”), was automatically converted into the right to receive $2.27 in cash without interest and less any applicable withholding taxes (the “Per Share Cash Consideration”).

Immediately prior to the Effective Time, (i) each share of restricted stock that was unvested as of immediately prior to the Effective Time vested in full and became free of restrictions and was exchanged for the right to receive an amount in cash, without interest and subject to applicable withholding taxes, equal to the Per Share Cash Consideration, and (ii) each time-based vesting restricted stock unit (“RSU”) that was outstanding and unsettled as of immediately prior to the Effective Time vested in full, and was canceled and converted into the right to receive an amount in cash, without interest and subject to applicable withholding taxes, equal to the Per Share Cash Consideration.

Immediately prior to the Effective Time, each performance-based vesting restricted stock unit (“PSU”) that was outstanding and unsettled as of immediately prior to the Effective Time vested in full, and was canceled and converted into the right to receive an amount in cash, without interest and subject to applicable withholding taxes, equal to the Per Share Cash Consideration.

All outstanding stock options and warrants of the Company had a strike or exercise price per share greater than the amount of the Per Share Cash Consideration, and following an opportunity for holders thereof to exercise such instruments during an applicable period in advance of the Effective Time, all such stock options and warrants each became cancelled without payment in connection with the Merger.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule Standard; Transfer of Listing.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Prior to the Effective Time, the Company notified The Nasdaq Stock Market (“Nasdaq”) of the consummation of the Merger and requested that Nasdaq (i) suspend trading of the common stock, (ii) remove the common stock from listing on Nasdaq prior to the open of trading on September 5, 2023 and (iii) file with the SEC a notification of removal from listing on Form 25 in order to deregister the common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, trading of the common stock on Nasdaq was suspended prior to the opening of Nasdaq on September 5, 2023. Following the effectiveness of the Form 25, the Company intends to file with the SEC a certification on Form 15 to deregister the shares of common stock and cause its reporting obligations under Sections 13 and 15(d) of the Exchange Act to be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

The information provided in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, all shares of common stock issued and outstanding immediately prior to the Effective Time (other than the Excluded Shares or any Appraisal Shares) were converted into the right to receive the Per Share Cash Consideration and were cancelled and ceased to exist.

Item 5.01.	Changes in Control of Registrant.

The information provided in the Introductory Note and Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the consummation of the Merger, a change in control of the Company occurred. Following the consummation of the Merger, the Company became a wholly owned subsidiary of restor3d.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Each of the Company’s directors resigned from his or her respective position as a member of the Board of Directors (the “Board”) and from any and all committees thereof effective as of the Effective Time. At the Effective Time, all of the Company’s officers ceased to be officers of the Company.

At the Effective Time and in accordance with the Merger Agreement, the following directors were appointed to the Board: Kurt Jacobus, Greg Anglum and Kenneth Gall.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the completion of the Merger and pursuant to the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation and bylaws were amended and restated in their entirety. Copies of the Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*
Agreement and Plan of Merger, dated as of June 22, 2023, between Conformis, Inc., restor3d, Inc. and Cona Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to Conformis’ Form 8-K filed on June 23, 2023)

3.1	Amended and Restated Certificate of Incorporation

3.2	Second Amended and Restated Bylaws

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules or exhibits upon request by the SEC; provided that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONFORMIS, INC.

Date: September 5, 2023	By:	/s/ Christine Desrochers
Christine Desrochers
Interim Chief Financial Officer